IMPAIRMENTS	12 Months Ended
Dec. 31, 2020
Disclosure of impairment loss and reversals of impairment loss [Abstract]
IMPAIRMENTS	IMPAIRMENTS
The following table summarizes impairments recognized for the year ended December 31, 2020:

($ millions)	Property, Plant & Equipment (Note 10)	Equity Accounted Investees (Note 12)	Other	Total Impairment Expense
Jordan Cove	344	—	5	349
Investment in Ruby	—	1,257	139	1,396
Investment in CKPC	—	323	(2)	321
Other	13	11	—	24
Total impairments	357	1,591	142	2,090
Recognized through impairment in share of profit from equity accounted investees				314
Recognized as impairment expense				1,776
Total				2,090
Jordan Cove
In December 2020, as a result of increased regulatory and political uncertainty, Pembina recognized an impairment on the assets associated with Jordan Cove. The impairment charge of $349 million ($258 million net of tax) includes all previously capitalized amounts related to Jordan Cove, except for land with a recoverable carrying amount of $21 million which approximates its fair value (Level 3).
Ruby
In December 2020, Pembina recognized an impairment for the full amount of its convertible, cumulative preferred interest in Ruby ($1.3 billion) and its associated related party advance ($139 million). The total impairment charge of $1.4 billion ($1.0 billion net of tax) was the result of an assessment triggered by upcoming contract expirations in mid-2021 with existing tariff rates well in excess of prevailing interruptible tariff rates, along with declining Rockies basin fundamentals and reduced future volumes resulting from the uncertainty with Jordan Cove. The recoverable amount of Ruby was determined using a value in use approach by discounting expected cash flows resulting from Pembina's convertible, cumulative preferred share interest. Key assumptions that influenced the calculation of the recoverable amount include no future volumes associated with Jordan Cove, incremental future contracted volumes and tolls. Pembina applied a discount rate of 8 percent (2019: 8 percent) in calculating the recoverable amount, which was determined using comparable preferred share yields adjusted for the specific risk profile of the investment.
CKPC
On December 14, 2020, Pembina announced that it, along with its joint venture partner in CKPC, would be indefinitely suspending execution of the integrated PDH/PP Facility project. The suspension is the result of the significant risks arising from the ongoing COVID-19 pandemic, most notably with respect to costs under the lump sum contract for construction of the PDH plant, which remains under a force majeure condition. As a result of the suspension, Pembina recognized an impairment for the full amount of its investment in CKPC, resulting in a total impairment charge of $323 million ($252 million net of tax) which includes Pembina's share of CKPC's loss resulting from an impairment charge recognized in the joint venture of $314 million plus an incremental impairment of the remaining investment value, based on a fair value less costs of disposal approach which determined the recoverable amount of the investment to be nil (Level 3).